Exhibit 99.1

INVESTOR PRESENTATION August 2021

DISCLAIMER RIDER 2 This investor presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debtor other financial instruments of Trident Acquisitions Corp. (“Trident”) or AutoLotto, Inc. (the “Company”) or any of their respective affiliates. The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the “Business Combination”) contemplated by the Business Combination Agreement, by and among Trident, Trident Merger Sub II Corp. and the Company (the “Business Combination Agreement”) and for no other purpose. It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination. No Representation or Warranty No representation or warranty, express or implied, is or will be given by Trident or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Trident, and does not constitute investment, tax or legal advice. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Trident and the Company disclaim any duty to update the information contained in this presentation. Any and all trademarks and trade names referred to in this presentation are the property of their respective owners. Forward - looking statements This presentation contains statements that constitute "forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding the proposed business combination, Trident and Lottery.com's ability to consummate the proposed business combination, the benefits of the transactions and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward - looking statements. When used in this investor presentation, the words "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain such identifying words. These forward - looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Trident and Lottery.com disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report. Trident and Lottery.com caution you that these forward - looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Trident or Lottery.com. In addition, Trident cautions you that the forward - looking statements contained in this investor presentation are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Trident or Lottery.com following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of Trident, or other conditions to closing in the merger agreement; (iv) the risk that the proposed business combination disrupts Lottery.com's current plans and operations as a result of the announcement of the transactions; (v) Lottery.com's ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Lottery.com to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) risks related to the rollout of Lottery.com's business and the timing of expected business milestones; (viii) Lottery.com's dependence on obtaining and maintaining lottery retail licenses or consummating partnership agreements in various markets; (ix) Lottery.com's ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com's accounting staffing levels; (x) the effects of competition on Lottery.com's future business; (xi) risks related to Lottery.com's dependence on its intellectual property and the risk that Lottery.com's technology could have undetected defects or errors; (xii) changes in applicable laws or regulations; (xiii) the COVID - 19 pandemic and its effect directly on Lottery.com and the economy generally; (xiv) risks related to disruption of management time from ongoing business operations due to the proposed business combination; (xv) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (xvi) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors; and (xvii) those factors discussed in the Registration Statement (as defined below) under the heading “Risk Factors,” and the other documents filed, or to be filed, by Trident with the SEC. Should one or more of the risks or uncertainties described in this Current Report materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward - looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Trident has filed and will file from time to time with the SEC, including its Registration Statement on Form S - 4 (“Registration Statement”) relating to the Business Combination. Trident's SEC filings are available publicly on the SEC's website at www.sec.gov. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

DISCLAIMER RIDER (CONTINUED) 3 Use of Projections This presentation contains financial forecasts. Neither Trident's nor the Company's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Trident's or the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Trident, the Company or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities. Non - GAAP Financial Matters This presentation includes certain non - GAAP financial measures, including EBITDA and certain ratios and other metrics derived therefrom. EBITDA is defined as Earnings Before Interest, Taxes, Depreciation, and Amortization. These financial measures were not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non - GAAP financial measures used by other companies. Trident and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Important Information and Where to Find It The proposed Business Combination will be submitted to shareholders of Trident for their consideration. Trident has filed a Registration Statement with the SEC which includes a preliminary proxy statement and will include a definitive proxy statement to be distributed to Trident’s stockholders in connection with Trident’s solicitation for proxies for the vote by Trident’s stockholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Lottery.com’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been declared effective, Trident will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Trident’s shareholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Trident’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Trident, Lottery.com and the proposed business combination. Stockholders may also obtain a copy of the preliminary proxy statement or, once available, the definitive proxy statement, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Trident, without charge, at the SEC's website located at www.sec.gov or by directing a request to Cody Slach, (949) 574 - 3860, TDAC@gatewayir.com. The information contained on, or that may be accessed through, the websites referenced in this investor presentation is not incorporated by reference into, and is not a part of, this investor presentation. Participants in the Solicitation Trident and its directors and officers may be deemed participants in the solicitation of proxies of Trident’s stockholders in connection with the proposed business combination. Lottery.com and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Trident’s executive officers and directors in the solicitation by reading Trident’s Annual Report on Form 10 - K/A for the fiscal year ended December 31, 2020, and the Registration Statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Trident’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the definitive proxy statement relating to the business combination when it becomes available.

LOTTERY.COM & TRIDENT ACQUISITIONS TONY DIMATTEO CHIEF EXECUTIVE OFFICER & CO - FOUNDER MATT CLEMENSON CHIEF COMMERCIAL OFFICER & CO - FOUNDER RYAN DICKINSON PRESIDENT & CHIEF OPERATING OFFICER KATIE LEVER CHIEF LEGAL OFFICER VADIM KOMISSAROV CHIEF EXECUTIVE OFFICER OF TRIDENT ACQUISITIONS CORP. EXECUTIVE LEVEL MANAGEMENT EXPERIENCE FROM: LUC VANHAL CHIEF FINANCIAL OFFICER (currently on compassion leave for personal reasons) 4

OUR VISION “To be a premier global marketplace for all forms of online gaming” MISSION STATEMENT “To deliver responsible and trusted online gaming in legalized jurisdictions throughout the world” 5

SELECT LOTTERY.COM ADVISORS & INVESTORS


DRAFT KINGS

JASON ROBINS
CEO, DRAFTKINGS


SF

PARAAG MARATHE
PRESIDENT, 49ERS ENTERPRISE



SENATOR MARK LIPPARELLI
FMR. CHAIRMAN NV GAMING CONTROL BOARD & CURRENT CHAIRMAN, GALAXY GAMING


XPRIZE

PETER DIAMANDIS
CHAIRMAN, X PRIZE FOUNDATION


NEA

BEN NARASIN
VENTURE PARTNER, NEA


KEIRETSU
CAPITAL

MATTHEW LE MERLE
BLOCKCHAIN & GROWTH EXPERT

Lottery.com
6

KEY INVESTMENT HIGHLIGHTS 1 2 4 3 5 Large Global Market Opportunity $398 BILLION 2 0 20 G LOB A L TA M (1) Foremost Brand Name and Premier Provider of Global Lottery Data 7 9.4 MILLION UNIQUE VISITORS LTM 6/30/21 Diverse Product Offering with Existing and Projected Strong Cash Flows $571 MILLION 2 0 23 R EV E NUE (2) Multiple Opportunities for Geographic and Product Expansion $59 MILLION 2 0 23 EB I TD A (2) Significant Existing and Projected Revenue and EBITDA Growth 294% CAGR REVENUE FRO M 2 0 20 - 2023 (2) (1) Source: Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (2) Projected

CONSUMER SHIFT TO CONVENIENCE IS INEVITABLE OLD MODEL NEW MODEL It has been proven time - and - time again that consumers choose convenience, no matter the industry . 8

LARGE GLOBAL MARKET OPPORTUNITY

NOTE: All Sources for data can be found in APPENDIX, COMPARING MARKET OPPORTUNITY SOURCE DATA (1) Assuming Close of Business Combination $22B $25B $71B $85B $138B $157B $398B $600B $B $ 1 0 0B $ 2 0 0B $ 3 0 0B $ 4 0 0B $ 6 0 0B $ 5 0 0B $ 7 0 0B Sports Events Digital Music Streaming Video Global Sports Betting Global Video Games Cloud Software (SaaS) Global Lottery Market Global Hotel Industry GLOBAL ADDRESSABLE MARKET $245B MARKET CAP $4B MARKET CAP $43B MARKET CAP $23B MARKET CAP $41B MARKET CAP $252B MARKET CAP $562M MARKET CAP (1) $100B MARKET CAP 35% MARKET SHARE 28% MARKET SHARE 25% MARKET SHARE 27% MARKET SHARE 12% MARKET SHARE 6% MARKET SHARE .02% MARKET SHARE 50% MARKET SHARE COMPARING MARKET OPPORTUNITY 10

DIGITAL TRANSFORMATION IS COMING



18%
U.S SPORTS BETTING
82%(1)
Online
In Person / Other



53%
U.S LODGING BOOKINGS
47%(2)
Online
In Person / Other

Online Ticket Agents comprise 51% of bookings [3]



7%(4)
U.S LOTTERY
93%
Online
In Person / Other

With only 7% of the U.S. lottery market currently online, Lottery.com is poised to capitalize on the impending digital transformation

(1) Source: American Gaming Association: COMMERCIAL GAMING REVENUE TRACKER | State-by-state September and October handle and percentage online: USBets.com: https://www.usbets.com/october-2020-record-sports-betting-numbers/
(2) Source: https://www.phocuswire.com/Consumer-booking-patterns-hotel-distribution. Representative of 2018Y.
(3) Source: https://www.travelweekly.com/Travel-News/Hotel-News/Hotels-direct-bookings-making-up-ground-on-OTAs. Representative of 2018Y
(4) Source: Technavio: Lottery Market in US by Type and Platform - Forecast and Analysis 2020-2024

Lottery.com 11

DIVERSE PRODUCT OFFERING WITH POTENTIAL TO GENERATE STRONG CASH FLOWS

(1) Average from digital advertising cost per new customer in 2020 (2) Average gross profit per new customer based on annualized November - December 2020 transactions (3) Average churn rate for 2019 - 2020 LOW ACQUISITION COST WITH HIGH RETENTION AND RETURN U.S. LOTTERY.COM PLAYERS ($4.01) Customer Acquisition Cost (1) $17.20 Avg. Annual New User Profi t (2) } 31% Churn Rat e (3) } } $32.60 Avg. Annual New User Pr o fit (2) } 34% Churn Rat e (3) } } INTERNATIONAL LOTTERY.COM PLAYERS ACQUIRED LOTTERY.COM PLAYERS ARE THEN INTRODUCED TO HIGHER MARGIN PRODUCTS $94.50 Customer Lifetime Value $55.30 Costumer Lifetime Value 13 ($4.26) Customer Acquisition Cost (1)

DIVERSE SUITE OF HIGH MARGIN PRODUCTS

B2C

DOMESTIC LOTTERY
- Selling official U.S. lottery games (draw games and scratchers) with a service fee

CHARITABLE SWEEPSTAKES
- Players donate to qualified causes and get entered to win luxury prizes and once-in-a-lifetime experiences

B2B: PARTNERS

DOMESTIC PARTNERS
- A robust API platform enables partners to sell official U.S. lottery tickets using our operations to fulfill the order
- Partners provide their payment processing
- Service fee is applied to each transaction

GROSS MARGINS[1]
17% - 33%

B2C

INTERNATIONAL LOTTERY
- Selling official U.S. lottery games (draw games and instant win) to users internationally with each ticket containing a markup

B2B: PARTNERSHIPS

INTERNATIONAL PARTNERS
- A robust API platform enables partners to sell official U.S. lottery tickets using our operations to fulfill the order
- Partners provide their payment processing
- Markup is applied to each ticket

GROSS MARGINS[1]
34% - 54%

B2C

INTERNATIONAL GAMES
- Lottery.com is developing its own designed and managed lottery games (draw and instant win) on the blockchain

SUBSCRIPTIONS
- Developing subscriber exclusive lottery pools, lottery prediction data, and other premium features

DATA SALES

DATA SALES
- Premier provider of global lottery data to over 200 digital publishers including Google, Amazon, and USA Today
- Charged as a subscription fee for data access and on a per record fee for certain datasets

GROSS MARGINS[1]
75% - 95%

(1) All margins estimated on end of year 2023 projections

Lottery.com
14

BUSINESS MODEL OVERVIEW $M $ 1 5 0 M $ 3 0 0 M $ 4 5 0 M $ 6 0 0 M 2 0 20 2 0 21 2 0 22 2 0 23 REVENUE PROJECTIONS B2C: Current Regions B2C: New Regions B2B: Partnerships Data Sales M& A Data Revenue • Premier provider of global lottery data for clients such as Amazon and Google • Data access is sold both as subscription services and per record B2C - Global Marketplace B2B: Partnerships 15 • Continuing to expand API offering to enable more features, games, and payment options • Activate 9 new partners by 2023 across 12 countries M&A • Lottery.com comprises less than one percent market share in existing markets • Projected to be 1% of total market in current 11 states and expand into 20+ new states by 2023 • Aggressive expansion internationally • Introducing new games and subscription services • Expanding offering through strategic mergers and acquisitions, increasing product set, licenses, and distribution channels • Identifying 10 M&A opportunities, by 2023, to expand footprint to at least 8 new countries

OPPORTUNITIES FOR EXPANSION

LOTTERY.COM'S UNITED STATES EXPANSION


WA
OR
CA
CO
KS
ND
MN
MI
IL
AR
TX
GA
OH
PA
NY
NH
NJ
DC

CURRENT STATES

2016 - 2019
- NH, TX, MN, OR

2020
- CA, CO, DC, GA, MI, PA, WA

2021
- OH

2021 LAUNCH PLAN

2021
- AR, IL, KS, ND, NJ, NY

CURRENT STATES[1] | 2021 EXPANSION | FUTURE EXPANSION | CURRENTLY DOES NOT HAVE A STATE LOTTERY

(1) As of August 2021

17

LOTTERY.COM EXECUTES INTERNATIONAL GROWTH STRATEGY

aganar.com

- Sells Pronosticos National Lottery draw games, instant win, and other online games in Mexico
- Anticipated to integrate sports betting into platform
- Anticipated to launch sales of Sorteos Tec draw games

aganar.com

283,000

REGISTERED ONLINE PLAYERS[5]

LOTTO

- The only company licensed by Mexican Federal government to sell international lottery games in Mexico
- Also licensed to sell international lottery games throughout Latin America
- Significant gross margins on international lottery ticket sales

juegalotto.com

138,000

REGISTERED ONLINE PLAYERS[5]

CENTRAL AND SOUTH AMERICA

The acquisitions of Aganar and Juega Lotto [1] are among the first of many strategic acquisitions expected to expand Lottery.com's distribution, games, and user base. These acquisitions allow Lottery.com to expand in the fast-growing online gaming market in Latin America.

LATIN AMERICA

26 COUNTRIES	652 MILLION POPULATION[2]
$1.1 BILLION TAM - MEXICO[3]	$9.8 BILLION TAM - CENTRAL & SOUTH AMERICA[4]



- Utilize Lottery.com and Sports.com domain value to generate traffic to local subsidiaries
- Cross-sell US and other sovereign lotteries

(1) Acquired 80% of the equity in Aganar and Juega Lotto on June 30, 2021
(2) Source: The World Bank
(3) https://www.statista.com/statistics/1200292/leading-gambling-companies-mexico/
(4) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020-2024
(5) As of August 24, 2021

Lottery.com 18

INNOVATION AND PARTNERS

ADVANTAGES OF USING LOTTERY.COM 1 2 3 20 EASE OF USE EASE OF PAYMENT EASE OF COLLE C TION Intuitive user interface allows consumers to play the lottery from the convenience of their mobile device or computer No requirement for consumers to pre - fund digital wallets; development initiatives around alternative payment methods underway Reduces risk of consumers losing lottery tickets or failing to claim winnings ; Lottery . com accounts are notified and credited after winning 1 (1) To maximum of Federal threshold of $600; above that amount, Lottery.com assists consumers with collection

STRONG DISTRIBUTION ECOSYSTEM AFFILIATE PROGRAM • An open affiliate program allows traffic to Lottery.com's properties for a split on any proceeds those users generate for a limited time • Lottery.com has access to over 250+ Million users a month with its current affiliate partners API PROGRAM • Through a robust API offering, Lottery.com allows for partners to leverage their licenses and operating capacity to sell lottery tickets through their existing platforms • Lottery.com has access to over 420,000 Points of Sale and access to over 22 countries with their current partners DATA SERVICES • As the premier provider of global lottery data, Lottery.com is the default lottery data provider for various services across a long list of partners • 200 digital publishers including Google, Amazon, and USA Today 21

INNOVATORS IN BLOCKCHAIN (1) Pro rata amongst all token holders • Building a next - gen blockchain platform specifically to address the challenges with online gaming • Critical game mechanics such as player identity, digital tickets, and administrating draws are completely run on chain • Technology can be leveraged for lottery, sweepstakes, raffles, instant games, and more • Accepting crypto and fiat as payment methods to attract a global player base • WinTogether enables players to donate to qualified causes and get entered into sweepstakes to win luxury prizes and once - in - a - lifetime experiences • Rooted in blockchain with 7% of all donations being distributed to all holders of the ERC20 Token (1) • Anticipate that the platform will continue to grow, being a value driver to Lottery.com as it enables an additional online game in every state and almost every country www.wintogether.org 22

SIGNIFICANT PROJECTED REVENUE AND EBITDA GROWTH

$71M $279M $571M $845M $ 1 , 1 2 9 M $M $ 200M $ 400M $ 600M $ 800M $ 1,0 0 0M $ 1, 20 0M PROJECTED REVENUE 2022E Gross Profit STRONG PROJECTED REVENUE AND EBITDA GROWTH (1) Actuals: Pro forma for Aganar & Juega Lotto acquisitions $10M 2020 (1) 2021E (1) - $2M $3M $14M $59M $116M $176M - $10M $ 3 0 M $ 7 0 M $ 1 1 0M $ 1 5 0M $ 1 9 0M 2023E 2024E 2025E 2020 (1) 2021E (1) 2022E Revenue 2 025E PROJECTED EBITDA 2 023E 2 024E EBITDA 161% 24 CAGR 2020 - 2025E 170% CA G R 2021 - 2025E Key Growth Drivers Domestic / International Expansion | New Products | Consumer Shift to Online | Increased B2B Partnerships | M&A

RAPIDLY GROWING TOTAL ADDRESSABLE MARKET (“TAM”) Note: Market sizes reflect the gross lottery ticket transaction value (1) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (2) 2025 TAM was calculated using 2024 TAM of $587B and 2023 - 24 growth rate of 11.1%, according to Technavio Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 (3) Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020 - 2024 $377B $607B $B $ 7 0 B $ 1 4 0B $ 2 1 0B $ 2 8 0B $ 3 5 0B $ 4 2 0B $ 4 9 0B $ 5 6 0B $ 6 3 0B $ 7 0 0B 2 0 2 0 2 0 2 5E 2020 - 2025E GLOBAL LOTTERY MARKET Online Sales Total Addressable Market 2020 - 2025E ONLINE LOTTERY GROWTH 104% 25 Global lottery market projected to increase by $254B during the next 5 years. As an early entrant in the market, Lottery.com is poised to capitalize on growth of online lotteries. (1) $398B $21.4B (3) ON LINE LOTTERY $652B (2) $44.6B (3) ONLINE LOTTERY

HIGHER FORECASTED GROWTH THAN PEERS Source for peers: CapitalIQ Note: NM if negative EBITDA in 2021 or 2023 or negative CAGR (1) Jumbo Interactive CAGR representative of 2020 calendar year and 2023 fiscal year given 2023 calendar year estimate not available 14% 17% 37% 52% 56% 294% 0% 5 0% 1 0 0% 1 5 0% 2 0 0% 2 5 0% 3 0 0% 2020 - 2023E REVENUE CAGR 11% 56% 322% 0% 5 0% 1 0 0% 1 5 0% 2 0 0% 2 5 0% 3 0 0% 3 5 0% 2021E - 2023E EBITDA CAGR NM NM NM (1) 26 (1)

ATTRACTIVE ENTRY VALUATION Source for peers: Information from public filings and CapitalIQ Note: Lottery pro forma valuation metrics based on $10.94 per share Note: NM if no estimates available or negative EBITDA Note: Market data as of market close on 8/24/21 (1) Based on acquisition valuation from 8/9/21 from public filings 16 . 5x 0.0x 8.9x $1.5B (1) E NT E R PRISE V ALU E $21.5B ENTERPRISE VALUE $3.0B ENTERPRISE VALUE $995M E NT E R PRISE V ALU E $765M E NT E R PRISE V ALU E $525 M 8.9x 5.9x 4.1x 9.0x 0.9x 2.6x EV / ‘23E Gross Profit EV / 2023E REVENUE EV / 2023E EBITDA 15.8x NM NM NM 27 4.9x (1)

TRANSACTION OVERVIEW

($mm)

SOURCES	
Cash Held in SPAC Trust [1]	$63
Issuance of Shares to Lottery.com Stockholders	438
Sponsor Equity [2]	62
Total Sources	$562

USES	
Stock Consideration	$438
Sponsor Equity Rollover	62
Transaction Fees	18
Cash to Balance Sheet [1]	45
Total Uses	$562

PRO FORMA ENTERPRISE VALUE AT CLOSE		
Share Price		$10.94
Pro Forma Share Outstanding [1][2][3][4]		51.4
Pro Forma Equity Value		$562
(+) PF Debt		$12
(–) PF Cash		(49)
Pro Forma Enterprise Value		$525
Valuation		
EV / 2023E Revenue	$571	0.9x
EV / 2023E Gross Profit	205	2.6x
EV / 2023E EBITDA	59	8.8x

PRO FORMA OWNERSHIP [1][3][4]


11%
11%
78%
Seller Rollover
SPAC Sponsor
Public Stockholders

(1) Assumes no redemptions
(2) Sponsor agreed to cancel 561,932 shares and 1.15mm private warrants
(3) Excludes 3mm seller earnout shares released at $13.00 before 12/31/21 and 3mm seller earnout shares released at $16.00 before 12/31/22. Excludes 2mm SPAC Sponsor earnout shares released at $13.00 before 12/31/21 and 2mm SPAC Sponsor earnout shares released at $16.00 before 12/31/22.
(4) Pro forma share count and post business combination ownership does not include ~20mm public warrants exercisable to purchase 1 share of common stock at an $11.50 strike price, nor does it include 1.75mm unit purchase options exercisable at $12.00 per unit, expected to be outstanding following completion of the business combination

Lottery.com
28

APPENDIX

COMPARING MARKET OPPORTUNITY SOURCE DATA

- All Market Cap data as of August 24, 2021
- Total Addressable Market Data:
  - Sports Events: Change market cap from $29B to $4B and footnote representative of sale price in November 2019 | https://techcrunch.com/2019/11/25/ebay-to-sell-ticket-marketplace-stubhub-to-viagogo-for-4-05-billion/
  - Digital Music: https://www.statista.com/outlook/dmo/digital-media/digital-music/worldwide
  - Streaming Video: https://www.statista.com/outlook/dmo/digital-media/video-on-demand/video-streaming-svod/worldwide#:~:text=Revenue%20in%20the%20Video%20Streaming,to%20hit%2018.2%25%20by%202025.
  - Global Sports Betting: https://www.globenewswire.com/news-release/2020/08/31/2086041/0/en/Global-Sports-Betting-Market-Worth-85-Billion-in-2019-Industry-Assessment-and-Forecasts-Throughout-2020-2025.html
  - Global Film Industry: https://www.forbes.com/sites/rosaescandon/2020/03/12/the-film-industry-made-a-record-breaking-100-billion-last-year/?sh=50ebb2be34cd
  - Global Video Games: https://www.statista.com/statistics/246888/value-of-the-global-video-game-market/#:~:text=This%20timeline%20presents%20a%20forecast,surpass%20138%20billion%20by%202021
  - Cloud Software (SaaS): https://www.statista.com/statistics/510333/worldwide-public-cloud-software-as-a-service/
  - Global Lottery Market: Technavio: Lottery Market by Type and Geography - Forecast and Analysis 2020-2024
  - Global Hotel Industry: https://www.statista.com/statistics/247264/total-revenue-of-the-global-hotel-industry/
- Market Share by Industry
  - Spotify: https://www.statista.com/statistics/653926/music-streaming-service-subscriber-share/#:~:text=Subscriber%20share%20of%20music%20streaming%20services%20worldwide%202019&text=In%202019%2C%2035%20percent%20of,were%20subscribed%20to%20Apple%20Music.
  - StubHub: https://finance.yahoo.com/news/stubhub-recognized-single-source-ticketing-011011659.html
  - Netflix: https://www.fool.com/investing/2021/01/13/netflix-still-dominates-streaming-but-disney-steal/
  - DraftKings: https://www.legalsportsreport.com/47322/pennsylvania-sports-betting-december-2020-revenue/#:~:text=FanDuel's%20online%20market%20share%20slipped,month%20from%2010.6%25%20in%20November.
  - Warner Bros: https://www.the-numbers.com/market/2020/summary
  - Electronic Arts: https://csimarket.com/stocks/competitionSEG2.php?code=EA
  - SalesForce: https://kinsta.com/blog/cloud-market-share/
  - AirBnB: https://www.statista.com/statistics/796510/airbnb-hotel-demand-share-us-europe/

Lottery.com

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REAL MONEY GAMING PARTICIPATION PERCENTAGES (1) American Gaming Association (Statista) | (Additional Information) United States; American Gaming Association; February 25 - March 1, 2013; 800 responses | (*) Such as over a game of golf, the outcome of a sporting event, or on fantasy sports 3% 31 6% 12% 26% 32% 53% 0% 6% 1 2% 2 4% 1 8% 3 0% 4 8% 4 2% 3 6% 5 4% 6 0% Online Wagering on a Race Playing Poker Casual Betting w/ Friends * Casino Lott ery Forms of Real Money Gaming Americans Participated in During the Last 12 Months

REAL MONEY GAMING PARTICIPATION FREQUENCY (1) American Gaming Association (Statista) | (Additional Information) United States; Mellman Group, May 17 to 22, 2014; 1,000 respondents; 21 years and older; Registered Voters | (*) Such as over a game of golf, the outcome of a sporting event, or on fantasy sports | (**) Online and In - Person 4% 5% 9% 13% 11% 1 1% % 2% 4% 7% 10% 11% 1% 1% 2% 3% 4% 6% 1% 1% 4% 6% 7% 16% 0% 5% 1 0% 1 5% 2 0% 2 5% 3 0% 3 5% 4 0% 5 0% 4 5% Online Horse or Dog Races Playing Poker** Casual Betting w/ Friends* Casino Lott ery Frequency of Participation in Selected Real Money Gaming Activities Over the Past 12 Months in the United States as of May 2014 One to Two Times Three to Five Times Six to Ten Times 11 Times or More 32